EXHIBIT 32.1

CERTTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GlobalSCAPE, Inc. on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the  “Report”), we, Charles R. Poole, President and Chief Operating Officer and Thomas F. Farar, Chief Financial Officer, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information  contained  in the Report fairly  presents, in all material respects,  the financial condition and results of operations of GlobalSCAPE, Inc.

/s/ Charles R. Poole
Charles R. Poole
President and Chief Operating Officer
March 24, 2005

/s/ Thomas F. Farar
Thomas F. Farar
Chief Financial Officer
March 24, 2005